Income Opportunity Realty Investors, Inc. 10-Q

EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Income Opportunity Realty Investors, Inc. (the “Company”), on Form 10-Q for the quarter ended March 31, 2022 as filed with the Securities Exchange Commission on the date hereof (the “Report”), the undersigned Bradley J. Muth, President and Chief Executive Officer and Erik L. Johnson, Executive Vice President and Chief Financial Officer, respectively, of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

May 13, 2022	/s/ BRADLEY J. MUTH
Bradley J. Muth President and Chief Executive Officer

May 13, 2022	/s/ ERIK L. JOHNSON
Erik L. Johnson Executive Vice President and Chief Financial Officer